Jan. 29, 2016
11.30 Fidelity New Jersey Municipal Funds - Retail Combo PRO-02 | Fidelity® New Jersey AMT Tax-Free Money Market Fund

You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Fidelity Investments and its affiliates, the fund’s sponsor, have no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.